Exhibit 10.2

MUTUAL TERMINATION AGREEMENT

This MUTUAL TERMINATION AGREEMENT (this “Agreement”), dated as of June 25, 2023, is by and among Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Wejo”), TKB Critical Technologies 1, an exempted company incorporated under the laws of the Cayman Islands (“TKB”), Green Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands (“Merger Sub 1”), Wejo Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Holdco”), and Wejo Acquisition Company Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Merger Sub 2”).

W I T N E S S E T H:

WHEREAS, Wejo, TKB and Merger Sub 1 entered into that certain Business Combination Agreement, dated as of January 10, 2023 (the “Business Combination Agreement”);

WHEREAS, on January 16, 2023, Holdco and Merger Sub 2, signed a joinder agreement to the Business Combination Agreement agreeing to be bound by it as if they were original parties thereto;

WHEREAS, Section 7.1(a) of the Business Combination Agreement provides that the Business Combination Agreement may be terminated at any time prior to the Effective Time by mutual written consent of Wejo and TKB;

WHEREAS, the Wejo Board and the TKB Board has each determined that it is in the best interests of Wejo and the shareholders of Wejo and of TKB and the shareholders of TKB, respectively, to terminate the Business Combination Agreement in accordance with the terms hereof; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Business Combination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

1. Termination. The parties hereto mutually agree that, pursuant to Section 7.1(a) of the Business Combination Agreement, effective as of the date hereof and without further action of any party or other Person, the Business Combination Agreement is hereby terminated in its entirety by mutual written consent of TKB and Wejo (the “Termination”). As of the date hereof, the Business Combination Agreement shall become void and have no effect, without any liability or obligation on the part of the parties; provided, that Section 7.2 and Article VIII of the Business Combination Agreement shall survive the Termination and the Confidentiality Agreement shall remain in full force and effect in accordance with its terms.

2. Mutual Releases. In consideration of the covenants, agreements and undertakings of the parties set forth herein, each party, on behalf of itself and its respective present and former Subsidiaries, Affiliates, officers, directors, stockholders, employees, agents, representatives, successors and assigns (collectively, “Releasors”) hereby releases, waives, and forever discharges the other parties and their respective present and former Subsidiaries, Affiliates, officers, directors, stockholders, employees, agents, representatives, successors and assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, damages, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law or in equity, which any of such Releasors ever had, now have, or hereafter may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the date of this Agreement arising out of or relating to the Business Combination Agreement or in connection with the transactions contemplated by the Business Combination Agreement, or the termination thereof (collectively, “Claims”); provided that notwithstanding the foregoing, nothing herein shall release a party from, and Claims shall not include, the obligations of such party under this under (x) this Agreement, (y) the Confidentiality Agreement or (z) any agreements entered into following the date hereof. The Releasors irrevocably covenant not to assert any claim or demand, or commence, institute or voluntarily aid in any way, or cause to be commenced or instituted any proceeding of any kind against any Releasee based upon any Claim.

3. Public Announcements. Each of TKB and Wejo shall consult with the other party hereto before issuing any press release or making any public announcement or statement with respect to this Agreement, the Business Combination Agreement, the Mergers or any other transactions contemplated by the Business Combination Agreement, and shall not issue any such press release or make any such public announcement or statement without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that (a) a party may, without the prior consent of the other party hereto, issue any such press release or make any such public announcement or statement as may be required by Law, SEC regulation, or by obligations pursuant to any listing agreement with or rules of Nasdaq in which case, each party shall provide drafts in advance of and as soon as reasonably practicable; and (b) each party may, without consultation or consent of the other party, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in filings by such party with the SEC, so long as such statements are consistent with previous press releases, public disclosures or public statements made by such party in compliance with this Agreement.

4. Representations and Warranties. Each party represents and warrants to the other parties that: (i) such party has all requisite power and authority to enter into this Agreement and to take the actions contemplated hereby; (ii) the execution and delivery of this Agreement and the actions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of such Party; and (iii) this Agreement has been duly executed and delivered by such party and, assuming the due authorization, execution and delivery by the other parties, constitutes a legal, valid and binding obligation of such, enforceable against such party in accordance with its terms, subject to the Enforceability Exceptions.

5. Amendments. This Agreement may not be amended except by an instrument in writing signed on behalf of each Wejo and TKB. Any agreement on the part of a party hereto to any extension or waiver of the Agreement shall be valid only if set forth in a written instrument signed on behalf of such party.

6. Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

7. Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed counterpart of a signature page to this Agreement or by electronic means, including docusign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

8. Incorporation by Reference. Sections 8.3 through 8.5 and 8.7 through 8.17 of the Business Combination Agreement are hereby incorporated into this Agreement by reference, and shall apply hereto as though set forth herein, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Mutual Termination Agreement to be executed as of the date first written above by their respective directors or officers thereunto duly authorized.

WEJO GROUP LIMITED

By:	/s/ John Maxwell
	Name:	John Maxwell
	Title:	Chief Financial Officer

GREEN MERGER SUBSIDIARY LIMITED

By:	/s/ John Maxwell
	Name:	John Maxwell
	Title:	Chief Financial Officer

WEJO HOLDINGS LIMITED

By:	/s/ John Maxwell
	Name:	John Maxwell
	Title:	Chief Financial Officer

WEJO ACQUISITION COMPANY LIMITED

By:	/s/ John Maxwell
	Name:	John Maxwell
	Title:	Chief Financial Officer

TKB CRITICAL TECHNOLOGIES 1

By:	/s/ Angela Blatteis
	Name:	Angela Blatteis
	Title:	Co-Chief Executive Officer and Chief Financial Officer

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